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                                                                   EXHIBIT 10.20


                          ADULT TEAM REGISTRATION FORM

To register your team, complete the information below and return it with your deposit. (NO DEPOSIT, NO PLAY) for further information please contact us at the S'port Port 318-868-4638.

Coach/Captain:_________________________Team:__________________Color:____________

Address:___________________________________City:___________________Zip:_________

Home Phone:______________________Work:___________________Fax____________________

Pager or Mobile:____________________e-mail:_____________________________________

                               GAME TIME REMINDERS

As a courtesy S'port Port has the capability to remind your entire team of their next game 2 days prior to the game. We can also call for any reschedule or practice times you would like to remind them of. We will always remind the captain of all games and practices to insure against schedule problems. Would you like us to remind:

(CIRCLE ONE)    Only Coach/Capt. by phone    Only Coach/Capt. by e-mail     Entire team by phone

                                PLAYING DIVISION

(CIRCLE ONE)    Men   Women  Coed            (CIRCLE ONE)    1st    2nd     3rd     4th    Over 30

                               -------------------
                               For Office Use Only
                               ===================

                               Team # ______

                               Coach # ______

                               Asst. # ______

                               Div. # ______

                               -------------------

                                   GAME TIMES

Adult Game Times Are:
       Mon-Fri              6pm-12am
       Sat-Sun              3pm-12am

                                SPECIAL REQUESTS

UNAVAILABLE: CIRCLE TWO DAYS YOU ARE UNAVAILABLE TO PLAY.

SUNDAY     MONDAY     TUESDAY     WEDNESDAY     THURSDAY     FRIDAY     SATURDAY

S'port Port has the ability to schedule around any special requests such as Tournaments, Weddings and Special Events. Please indicate any scheduling conflicts below.

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As Coach/Capt. I understand the payment procedure and agree to abide by it.

Coach/Capt.______________________________________________Date:__________________